UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 12, 2007

BASSETT FURNITURE INDUSTRIES, INCORPORATED

(Exact name of registrant as specified in its charter)

VIRGINIA	0-209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 FAIRYSTONE PARK HIGHWAY BASSETT, VIRGINIA	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 276/629-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers

Effective December 12, 2007, Kristina Herbig has been elected to the Company’s Board of Directors. Ms. Herbig is currently the Chief Financial Officer of Eddie V’s Restaurants, Inc., a privately-held restaurant company located in Scottsdale, Arizona. Ms. Herbig is expected to be appointed to the Audit Committee.

There is no arrangement pursuant to which Ms. Herbig was selected as a director, and there are no related party transactions between the Company and Ms. Herbig that are reportable under Item 404(a) of Regulation S-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: December 18, 2007	By:	/s/ Barry C. Safrit
Barry C. Safrit
	Title:	Senior Vice President, Chief Financial Officer